UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 6, 2015

ORBCOMM Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33118	41-2118289
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

395 W. Passaic Street

Rochelle Park, New Jersey 07662

(Address of Principal Executive Offices) (Zip Code)

(703) 433-6300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Information To Be Included In The Report.

This Amendment No. 1 to Current Report on Form 8-K/A (this “Amendment”) is being filed to amend Item 9.01 of the Current Report on Form 8-K filed on October 6, 2015 (the “October Form 8-K”) by ORBCOMM Inc. (the “Company”) reporting the acquisition by a wholly owned subsidiary of the Company of substantially all of the assets of WAM Technologies, LLC (“WAM”), a leading provider of remote wireless management and control solutions for ocean transport refrigerated containers and related intermodal equipment on a global basis. This Amendment provides (i) audited consolidated financial statements of WAM as of December 31, 2014 and 2013 and for the years ended December 31, 2014 and 2013 as required by Item 9.01(a) of Form 8-K and (ii) unaudited pro forma condensed combined financial information of the Company as required by Item 9.01(b) of Form 8-K, which financial statements and information were not included in the October Form 8-K in accordance with Items 9.01(a)(4) and 9.01(b)(2) of Form 8-K. No other modification is being made by this Amendment.

Item 9.01.	Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

The audited consolidated financial statements of WAM as of December 31, 2014 and 2013 and for the years ended December 31, 2014 and 2013, filed as Exhibit 99.1 to this Amendment, are incorporated herein by reference.

(b) Pro Forma Financial Information.

The following unaudited pro forma combined financial information of the Company, filed as Exhibit 99.2 to this Amendment, is incorporated herein by reference:

(i)	Introductory note;

(ii)	Unaudited Pro Forma Condensed Combined Balance Sheet as of September 30, 2015;

(iii)	Unaudited Pro Forma Condensed Combined Statement of Operations for the year ended December 31, 2014;

(iv)	Unaudited Pro Forma Condensed Combined Statement of Operations for the nine months ended September 30, 2015; and

(v)	Notes to Unaudited Pro Forma Condensed Combined Financial Information.

(d) Exhibits.

23.1	Consent of O’Connor Davies, LLP, Independent Auditors to WAM.

99.1	Audited consolidated financial statements of WAM as of December 31, 2014 and 2013 and for the years ended December 31, 2014 and 2013.

99.2	Unaudited pro forma condensed combined financial information of ORBCOMM Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ORBCOMM INC.

Date: December 11, 2015	By:	/s/ Robert G. Costantini
	Name:	Robert G. Costantini
	Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

23.1	Consent of O’Connor Davies, LLP, Independent Auditors to WAM.

99.1	Audited consolidated financial statements of WAM as of December 31, 2014 and 2013 and for the years ended December 31, 2014 and 2013.

99.2	Unaudited pro forma condensed combined financial information of ORBCOMM Inc.

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